SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): August 2, 2001


                  AMERICAN WATER WORKS COMPANY, INC.
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              (Exact Name of Registrant as Specified in Charter)

Delaware                           0001-03437                   51-0063696
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(State or Other                   (Commission                 (IRS Employer
Jurisdiction of Incorporation)    File Number)               dentification No.)


1025 Laurel Oak Road, P. O. Box 1770, Voorhees, NJ                  08043
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(Address of Principal Executive Offices)                           (Zip Code)


(Registrants' Telephone Number, Including Area Code): (856) 346-8200

                        Not Applicable
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                  (Former name or former address, if changed since last report)



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Item  5.          Other Events

           American Water Works Company, Inc., a Delaware corporation ("American Water Works"), American Water Services, Inc., a Delaware corporation ("American Water Services") and Azurix Corp., a Delaware corporation, entered into a definitive Purchase and Sale Agreement dated as of August 2, 2001 whereby American Water Services will acquire Azurix North America Corp. and Azurix Industrials Corp. The transaction was announced in a press release issued by American Water Works on August 6, 2001.

           The Purchase and Sale Agreement is attached as Exhibit 2.1 to this report and incorporated by reference herein. The press release announcing the transaction is attached as Exhibit 99.1 to this report and incorporated by reference herein.



Item 7.           Financial Statements and Exhibits
(a)        Financial Statements:

                  Not Applicable

(b)        Pro Forma Financial Information:

                  Not Applicable

(c)        Exhibits


Exhibit No.                           Description
-----------                           -----------
2.1                                   Purchase and Sale Agreement dated as of
                                      August 2, 2001 by and among Azurix Corp.,
                                      American Water Services, Inc. and
                                      American Water Works Company, Inc.


99.1 Press Release of American Water Works, issued August 6, 2001, announcing the agreement to acquire Azurix North American Corp. and Azurix Industrials Corp.



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                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN WATER WORKS COMPANY, INC.

                                            By: /s/ W. Timothy Pohl
                                               -------------------------------
                                               Name:  W. Timothy Pohl
                                               Title: General Counsel
                                                       and Secretary

Date:  August 7, 2001





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                                 EXHIBIT INDEX



Exhibit No.                           Description
----------                            -----------

2.1 Purchase and Sale Agreement dated as of August 2, 2001 by and among Azurix Corp., American Water Services, Inc. and American Water Works Company, Inc.

99.1 Press Release of American Water Works, issued August 6, 2001, announcing the agreement to acquire Azurix North American Corp. and Azurix Industrials Corp.